Exhibit 99.1

VCA INC. REPORTS SECOND QUARTER 2017 RESULTS

•	Revenue increased 13.7% to a second quarter record of $743.1 million
•	Gross profit increased 12.9% to $185.1 million
•	Operating income increased 7.8% to $125.1 million
•	Diluted earnings per common share increased 5.1% to $0.82
•	Non-GAAP diluted earnings per common share increased 10.3% to $0.96

LOS ANGELES, California, July 26, 2017 - VCA Inc. (NASDAQ: WOOF), a leading animal healthcare company in the United States and Canada, today reported financial results for the second quarter ended June 30, 2017, as follows: revenue increased 13.7% to a second quarter record of $743.1 million; gross profit increased 12.9% to $185.1 million; operating income increased 7.8% to $125.1 million; net income increased 5.7% to $67.7 million; and diluted earnings per common share increased 5.1% to $0.82. Excluding transaction expenses related to the proposed acquisition of VCA by Mars, Incorporated (“Mars”), and acquisition-related amortization expense, our results for this quarter are as follows: Non-GAAP operating income increased 11.8% to $140.9 million; Non-GAAP net income increased 11.0% to $78.6 million; and Non-GAAP diluted earnings per common share increased 10.3% to $0.96. Our results for the prior-year quarter included transaction expenses related to the acquisition of Companion Animal Practices, North America (“CAPNA”) and debt retirement costs, detailed in the supplemental schedules of this press release.

We also reported our financial results for the six months ended June 30, 2017 as follows: revenue increased 16.8% to $1.4 billion; gross profit increased 12.9% to $339.6 million; operating income increased 9.3% to $220.9 million; net income increased 7.7% to $118.8 million; and diluted earnings per common share increased 7.4% to $1.45. Excluding acquisition-related amortization expense, transaction expenses related to the proposed acquisition of VCA by Mars, our financial results for the six months ended June 30, 2017, on a Non-GAAP basis, are as follows: gross profit increased 13.7% to $359.3 million; operating income increased 13.7% to $251.5 million; net income increased 12.1% to $139.5 million; and Non-GAAP diluted earnings per common share increased 11.1% to $1.70.

Bob Antin, Chairman and CEO, stated, “We had a good quarter highlighted by 10.3% growth in our adjusted diluted earnings per common share. We continue to experience organic revenue growth and increasing gross margins in both our core Animal Hospital and Laboratory businesses.” Bob Antin added, “On a personal basis, it’s been a great pleasure to have achieved such excellent growth over the past 30 years, while at the same time working alongside many great people, including my two co-founders, Art Antin and Neil Tauber, as well as Tom Fuller, our chief financial officer, and Todd Tams, our chief medical officer, who have been with VCA since the beginning. In addition to providing consistent growth and returns to our shareholders, VCA has established itself as a leading provider of petcare, with an incredible group of people that have dedicated themselves to creating a better world for pets.

“Animal Hospital revenue in the second quarter increased 16.4%, to $628.8 million, driven by acquisitions made during the past 12 months and same-store revenue growth of 5.2%. Our same-store gross profit margin increased 80 basis points to 18.6%, and our total gross margin increased 40 basis points to 17.9%. Excluding acquisition-related amortization expense, both our Non-GAAP same-store gross profit margin and Non-GAAP Animal Hospital total gross profit margin increased 40 basis points to 19.4%. During the second quarter, we acquired nine independent animal hospitals which had historical combined annual revenue of $26.7 million.

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“Our Laboratory internal revenue in the second quarter increased 4.6% to $117.2 million; laboratory gross profit margin increased 10 basis points to 54.1% and operating margin increased 20 basis points to 45.6%. Excluding acquisition-related amortization expense, Non-GAAP Laboratory gross profit increased 10 basis points to 54.5%; and Non-GAAP Laboratory operating margin increased 10 basis points to 45.9%.”

Non-GAAP Financial Measures

We believe investors’ understanding of our total performance is enhanced by disclosing Non-GAAP financial measures including Non-GAAP net income, Non-GAAP gross profit, Non-GAAP operating income and Non-GAAP diluted earnings per common share. We define these adjusted measures as the reported amounts, adjusted to exclude certain significant items and amortization of intangibles acquired in acquisitions.

Management believes these adjusted measures are useful to management and investors in evaluating the Company's operational performance and their use provides an additional tool for evaluating the Company's operating results and trends. As a result, these Non-GAAP financial measures help to provide meaningful comparisons of our overall performance from one reporting period to another and meaningful assessments of related trends.

There is a material limitation associated with the use of these Non-GAAP financial measures: our adjusted measures exclude the impact of these significant items, and as a result, our computation of adjusted diluted earnings per common share does not depict diluted earnings per common share in accordance with GAAP.

To compensate for the limitations in the Non-GAAP financial measures discussed above, our disclosures provide a complete understanding of all adjustments found in Non-GAAP financial measures, and we reconcile the Non-GAAP financial measures to the GAAP financial measures in the attached financial schedules titled “Supplemental Operating Data.”

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Forward-Looking Statements

We have included herein statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We generally identify forward-looking statements in this document using words like “believe,” “intend,” “expect,” “estimate,” “may,” “plan,” “should,” “could,” “forecast,” “looking ahead,” “possible,” “will,” “project,” “contemplate,” “anticipate,” “predict,” “potential,” “continue,” or similar expressions. You may find some of these statements below and elsewhere in this document. These forward-looking statements are not historical facts and are inherently uncertain and outside of our control. Any or all of our forward-looking statements in this document may turn out to be incorrect. They can be affected by inaccurate assumptions we might make, or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this document will be important in determining future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction with Mars may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy or obtain waivers of the conditions to the consummation of the proposed transaction with Mars, including the receipt of certain governmental and regulatory approvals; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction with Mars; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations of the Company, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of the Company; (vi) potential difficulties in the hiring or retention of employees of the Company as a result of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) potential litigation relating to the proposed transaction with Mars; (ix) unexpected costs, charges or expenses resulting from the proposed transaction; (x) competitive responses to the proposed transaction; and (xi) legislative, regulatory and economic developments. The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect the Company’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2017, and the Company’s more recent reports filed with the SEC. The Company can give no assurance that the conditions to the proposed transaction will be satisfied, or that it will close within the anticipated time period. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which statements were made. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

About VCA Inc.

We own, operate and manage the largest networks of freestanding veterinary hospitals and veterinary-exclusive clinical laboratories in the country. We also supply diagnostic imaging equipment to the veterinary industry.

Contact: Tomas Fuller

Chief Financial Officer

(310) 571-6505

Source: VCA Inc.

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VCA Inc.

Condensed, Consolidated Income Statements

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue:
Animal hospital	$628,798	$540,376	$1,196,979	$998,999
Laboratory	117,201	112,060	228,349	218,787
All other	22,533	23,397	45,102	42,810
Intercompany	(25,400)	(22,344)	(49,047)	(43,668)
	743,132	653,489	1,421,383	1,216,928

Direct costs	558,039	489,541	1,081,822	916,200

Gross profit:
Animal hospital	112,559	94,679	198,869	168,096
Laboratory	63,424	60,547	123,017	117,263
All other	9,356	8,917	18,042	15,827
Intercompany	(246)	(195)	(367)	(458)
	185,093	163,948	339,561	300,728

Selling, general and administrative expense:
Animal hospital	16,745	14,277	34,356	26,362
Laboratory	9,975	9,702	19,881	19,998
All other	7,512	6,022	14,152	11,321
Corporate	25,544	18,189	49,788	40,637
	59,776	48,190	118,177	98,318

Net loss (gain) on sale or disposal of assets	230	(271)	480	292
Operating income	125,087	116,029	220,904	202,118
Interest expense, net	10,169	7,867	19,196	14,962
Debt retirement costs	—	1,600	—	1,600
Other income	(280)	(600)	(582)	(864)
Income before provision for income taxes	115,198	107,162	202,290	186,420
Provision for income taxes	44,774	40,736	79,413	72,272
Net income	70,424	66,426	122,877	114,148
Net income attributable to noncontrolling interests	2,712	2,376	4,072	3,871
Net income attributable to VCA Inc.	$67,712	$64,050	$118,805	$110,277

Diluted earnings per share	$0.82	$0.78	$1.45	$1.35

Weighted-average shares outstanding for diluted earnings per share	82,228	81,729	82,204	81,630

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VCA Inc.

Condensed, Consolidated Balance Sheets

(Unaudited)

(In thousands)

	June 30, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$119,052	$81,409
Trade accounts receivable, net	86,323	85,593
Inventory	56,541	57,590
Prepaid expenses and other	42,721	44,752
Prepaid income taxes	—	11,705
Total current assets	304,637	281,049
Property and equipment, net	656,362	613,224
Other assets:
Goodwill	2,264,265	2,164,422
Other intangible assets, net	207,158	212,577
Notes receivable	2,196	2,147
Other	103,107	99,909
Total assets	$3,537,725	$3,373,328
Liabilities and Equity
Current liabilities:
Current portion of long-term obligations	$49,347	$38,320
Accounts payable	57,231	68,587
Accrued payroll and related liabilities	96,072	97,806
Income tax payable	4,732	—
Other accrued liabilities	93,053	91,783
Total current liabilities	300,435	296,496
Long-term obligations, net	1,325,411	1,309,397
Deferred income taxes, net	148,368	142,535
Other liabilities	47,472	44,560
Total liabilities	1,821,686	1,792,988
Redeemable noncontrolling interests	10,558	11,615
VCA Inc. stockholders’ equity:
Common stock	81	81
Additional paid-in capital	40,985	32,157
Retained earnings	1,603,196	1,484,391
Accumulated other comprehensive loss	(37,075)	(45,406)
Total VCA Inc. stockholders’ equity	1,607,187	1,471,223
Noncontrolling interests	98,294	97,502
Total equity	1,705,481	1,568,725
Total liabilities and equity	$3,537,725	$3,373,328

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VCA Inc.

Condensed, Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Six Months Ended June 30,
	2017	2016
Cash flows from operating activities:
Net income	$122,877	$114,148
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	60,920	46,978
Amortization of debt issue costs	767	865
Provision for uncollectible accounts	4,319	2,891
Debt retirement costs	—	1,600
Net loss on sale or disposal of assets	480	292
Share-based compensation	7,993	9,104
Excess tax benefits from share-based compensation	—	(1,421)
Other	(1,332)	6,665
Changes in operating assets and liabilities:
Trade accounts receivable	(5,318)	(7,065)
Inventory, prepaid expense and other assets	1,287	(15,607)
Accounts payable and other accrued liabilities	8,777	5,889
Accrued payroll and related liabilities	(1,936)	2,817
Income taxes	16,449	23,557
Net cash provided by operating activities	215,283	190,713
Cash flows from investing activities:
Business acquisitions, net of cash acquired	(123,852)	(540,878)
Property and equipment additions	(54,638)	(58,814)
Proceeds from sale of assets	1,747	282
Other	(7,900)	(4,924)
Net cash used in investing activities	(184,643)	(604,334)
Cash flows from financing activities:
Repayment of long-term obligations	(58,259)	(1,256,250)
Proceeds from issuance of long-term obligations	—	1,255,000
Proceeds from revolving credit facility	70,000	435,000
Payment of financing costs	—	(3,829)
Distributions to noncontrolling interest partners	(2,333)	(2,554)
Proceeds from formation of noncontrolling interests	335	—
Purchase of noncontrolling interests	(1,401)	(3,730)
Proceeds from issuance of common stock under stock incentive plans	90	1,122
Excess tax benefits from share-based compensation	—	1,421
Stock repurchases	(129)	(843)
Other	(1,479)	(1,233)
Net cash provided by financing activities	6,824	424,104
Effect of currency exchange rate changes on cash and cash equivalents	179	313
Increase in cash and cash equivalents	37,643	10,796
Cash and cash equivalents at beginning of period	81,409	98,888
Cash and cash equivalents at end of period	$119,052	$109,684

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VCA Inc.

Supplemental Operating Data

(Unaudited - In thousands, except per share amounts)

Table #1
Reconciliation of net income attributable to	Three Months Ended June 30,		Six Months Ended June 30,
VCA Inc., to Non-GAAP net income attributable
to VCA Inc. (1)	2017	2016	2017	2016

Net income attributable to VCA Inc.	$67,712	$64,050	$118,805	$110,277
Adjustments to other long-term liabilities, net of tax (2)	—	—	—	2,040
Discrete tax items (3)	—	—	—	1,045
Transaction costs related to the CAPNA acquisition, net of tax (4)	—	141	—	728
Debt retirement costs, net of tax (5)	—	974	—	974
Transaction costs related to the Mars transaction (6)	4,468	—	7,851	—
Acquisitions related amortization, net of tax (1)	6,411	5,628	12,876	9,419

Non-GAAP net income attributable to VCA Inc.	$78,591	$70,793	$139,532	$124,483

Table #2	Three Months Ended June 30,		Six Months Ended June 30,
Reconciliation of diluted earnings per share to
Non-GAAP diluted earnings per share (1)	2017	2016	2017	2016

Diluted earnings per share	$0.82	$0.78	$1.45	$1.35
Adjustments to other long-term liabilities, net of tax (2)	—	—	—	0.02
Discrete tax items (3)	—	—	—	0.01
Transaction costs related to the CAPNA acquisition, net of tax (4)	—	—	—	0.01
Debt retirement costs, net of tax (5)	—	0.01	—	0.01
Transaction costs related to the Mars transaction (6)	0.05	—	0.10	—
Acquisitions related amortization, net of tax (1)	0.08	0.07	0.16	0.12
Non-GAAP diluted earnings per share (7)	$0.96	$0.87	$1.70	$1.53

Shares used for computing diluted earnings per share	82,228	81,729	82,204	81,630

Table #3	Three Months Ended June 30,		Six Months Ended June 30,
Reconciliation of consolidated gross profit to
Non-GAAP consolidated gross profit (1)	2017	2016	2017	2016

Consolidated gross profit	$185,093	$163,948	$339,561	$300,728
Acquisitions related amortization (1)	9,606	9,187	19,757	15,415
Non-GAAP consolidated gross profit	$194,699	$173,135	$359,318	$316,143
Non-GAAP consolidated gross profit margin	26.2%	26.5%	25.3%	26.0%

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VCA Inc.

Supplemental Operating Data (cont)

(Unaudited - In thousands, except per share amounts)

Table #4	Three Months Ended June 30,		Six Months Ended June 30,
Reconciliation of consolidated operating income to
Non-GAAP consolidated operating income (1)	2017	2016	2017	2016

Consolidated operating income	$125,087	$116,029	$220,904	$202,118
Adjustments to other long-term liabilities (2)	—	—	—	1,954
Transaction costs related to the CAPNA acquisition (4)	—	231	—	1,197
Transaction costs related to the Mars transaction (6)	4,468	—	7,851	—
Acquisitions related amortization (1)	11,338	9,799	22,763	16,027
Non-GAAP consolidated operating income	$140,893	$126,059	$251,518	$221,296
Non-GAAP consolidated operating margin	19.0%	19.3%	17.7%	18.2%

_______________________________________________

(1)	Management believes that investors' understanding of our performance is enhanced by disclosing adjusted measures as the reported amounts, adjusted to exclude certain significant items and acquisition-related amortization. Non-GAAP net income, Non-GAAP diluted earnings per common share, Non-GAAP consolidated gross profit and Non-GAAP consolidated operating income measures are not, and should not be viewed as substitutes for U.S. generally accepted accounting principles (GAAP) net income, its components and diluted earnings per share.

(2)	In the first quarter of 2016, we recorded a non-cash charge to adjust certain long-term liabilities for $3.4 million, or $2.0 million net of tax. $2.0 million of this amount relates to compensation and $1.4 million relates to interest accretion.

(3)	In the first quarter of 2016, we recorded a tax adjustment to our income tax liabilities for $1.0 million.

(4)	As of the second quarter of 2016, we have recorded transaction costs of $1.2 million or $728,000 net of tax related to our acquisition of CAPNA.

(5)	In June of 2016, we incurred debt retirement costs of $1.6 million, or $974,000 net of tax, in connection with our new credit facility.

(6)	As of the second quarter of 2017, we have recorded transaction costs of $7.9 million related to the proposed transaction with Mars.

(7)	Amounts may not foot due to rounding.

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VCA Inc.

Supplemental Operating Data (cont)

(Unaudited - In thousands, except per share amounts)

	As of
Table #5	June 30, 2017	December 31, 2016
Selected consolidated balance sheet data
Long-term obligations:
Senior term notes	$858,000	$869,000
Revolving credit	440,000	400,000
Other debt and capital leases	82,689	85,415
Total long-term obligations	$1,380,689	$1,354,415

Table #6	Three Months Ended June 30,		Six Months Ended June 30,
Selected expense data	2017	2016	2017	2016

Rent expense	$25,609	$23,449	$50,777	$44,313

Depreciation and amortization included
in direct costs:
Animal hospital	$25,196	$21,190	$50,575	$38,714
Laboratory	3,139	2,803	6,011	5,551
All other	124	767	698	1,519
Intercompany	(704)	(597)	(1,390)	(1,183)
	$27,755	$24,163	$55,894	$44,601
Depreciation and amortization included in selling,
general and administrative expense	2,764	1,526	5,026	2,377
Total depreciation and amortization	$30,519	$25,689	$60,920	$46,978

Share-based compensation included in direct costs:
Laboratory	$192	$181	$381	$358

Share-based compensation included in
selling, general and administrative expense:
Animal hospital	864	724	1,696	1,508
Laboratory	362	407	703	836
All other	159	147	313	300
Corporate	2,454	2,739	4,900	6,102
	3,839	4,017	7,612	8,746
Total share-based compensation	$4,031	$4,198	$7,993	$9,104

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